                                                                      EXHIBIT 24


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert E. Lowder, W. Flake Oakley, IV and Sarah
H. Moore and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign any reports or other filings which may be required to be filed with the Securities and Exchange Commission on behalf of The Colonial BancGroup, Inc. (the "Registrant"), in relation to the amendment of the Registration Statement on Form S-3 registering common stock for issuance under The Colonial BancGroup, Inc. Amended and Restated Dividend Reinvestment and Common Stock Purchase Plan (the "Plan"); to sign any registration statement of the Registrant on such Form S-3 or other appropriate form and any amendments thereto for the purpose of registering under the Securities Act of 1933, as amended, shares to be issued in connection with the Plan; to file such other reports or other filings, such registration statements and amendments thereto, with all exhibits thereto, and any documents in connection therewith with the Securities and Exchange Commission; and to file such notices, reports or registration statements (and amendments thereto) with any such securities authority of any state which may be necessary to register or qualify for an exemption from registration any securities issued by BancGroup in such states in relation to the Plan, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite to be done in connection with the administration of the Plan as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     Done this 18th day of April, 2001, in Montgomery, Alabama.



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/s/ ROBERT E. LOWDER                          Chairman of the Board, President
--------------------                          and Chief Executive Officer
Robert E. Lowder

/s/ LEWIS E. BEVILLE                          Director
--------------------
Lewis E. Beville

/s/ WILLIAM BRITTON                           Director
--------------------
William Britton

/s/ JERRY J. CHESSER                          Director
--------------------
Jerry J. Chesser

/s/ AUGUSTUS K. CLEMENTS, III                 Director
-----------------------------
Augustus K. Clements, III

_______________________                       Director
Robert S. Craft

/s/ PATRICK F. DYE                            Director
------------------
Patrick F. Dye

/s/ CLINTON O. HOLDBROOKS                     Director
-------------------------
Clinton O. Holdbrooks

/s/ HAROLD D. KING                            Director
------------------
Harold D. King

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/s/ JOHN ED MATHISON                          Director
--------------------
John Ed Mathison

/s/ MILTON E. McGREGOR                        Director
----------------------
Milton E. McGregor

/s/ JOHN C. H. MILLER, JR.                    Director
--------------------------
John C. H. Miller, Jr.

/s/ JOE D. MUSSAFER                           Director
-------------------
Joe D. Mussafer

/s/ WILLIAM E. POWELL, III                    Director
--------------------------
William E. Powell, III

/s/ JAMES W. RANE                             Director
-----------------
James W. Rane

/s/ FRANCES E. ROPER                          Director
--------------------
Frances E. Roper

/s/ SIMUEL SIPPIAL                            Director
------------------
Simuel Sippial

/s/ EDWARD V. WELCH                           Director
-------------------
Edward V. Welch